UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2017

AB INTERNATIONAL GROUP CORP.
(Exact name of Registrant as specified in its charter)

Nevada	33-199238	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AB International Group Corp.

2360 Corporate Circle, Suite 400

Henderson, Nevada 89074

(Address of principal executive offices)

(852) 635-91332

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 1, 2017, the Company entered into a Patent License Agreement (the “Agreement”) pursuant to which Guangzhou Shengshituhua Film and Television Company Limited, a company incorporated in China (“Licensor”), granted the Company a worldwide license to a video synthesis and release system for mobile communications equipment (the “Technology”), which technology is the subject a utility model patent in the Peoples Republic of China. Under the Agreement the Company is able to utilize, improve upon, and sub-license the technology for an initial period of 5 years, subject to the Company’s right to renew for an additional 5 year term. The Company is obligated to pay the Licensor a $500,000 within 30 days of the date of the Agreement, and a royalty fee in the amount of 20% of any proceeds resulting from the Company’s utilization of the Technology, whether in the form of sub-licensing fees or sales of licensed products. The Company’s Chief Executive Officer owns and controls Licensor. The foregoing description is subject to, and qualified by, the terms of the Agreement, a copy of which is attached hereto as an exhibit.

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES

On May 5, 2017, the Company sold a total of 3,150,000 shares of the Company’s common stock, par value $0.001 per share, for a total purchase price of $315,000. The shares were issued to two accredited investors pursuant to the exemption from registration provided by Rule 4(a)(2) of the Securities Act of 1933, as amended (the “Act”). The investors purchased the shares for their own accounts and were provided access to both information regarding the Company and the Company’s officers and directors. The certificates representing the shares will contain a standard restrictive legend.

On May 18, 2017, the Company issued a total of 350,000 shares of the Company common stock, par value $0.001 per share, to two consultants pursuant to the terms of consulting agreements entered into between the Company and the consultants. The shares were issued to the consultants, each of which is an accredited investor, pursuant to the exemption from registration provided by Rule 4(a)(2) of the Act. The consultants acquired the shares for their own accounts and were provided access to both information regarding the Company and the Company’s officers and directors. The certificates representing the shares will contain a standard restrictive legend.

ITEM 9.01 - EXHIBITS

(d) Exhibits.

Exhibit #	Description

10.1	License Agreement dated June 1, 2017.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB INTERNATIONAL GROUP CORP.

Dated: June 6, 2017	By:	/s/ Jianli Deng
Jianli Deng,
Chief Executive Officer

3